Exhibit 10 (a)

          Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP

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                             [JordenBurt Letterhead]

                                February 13, 2001

AIG Life Insurance Company
One Alico Plaza
600 King Street
Wilmington, Delaware 19801

Ladies and Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Counsel" in the Statement of Additional Information contained in pre-effective amendment no. 2 to the registration statement on Form N-4 (File Nos. 811-5301 and 333-49128) filed by AIG Life Insurance Company and Variable Account I with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                        Very truly yours,


                        /s/ Jorden Burt Boros Cicchetti Berenson & Johnson LLP

                        Jorden Burt Boros Cicchetti Berenson & Johnson LLP